Exhibit 10.7

The obligations evidenced hereby are subordinated in the priority order listed below, and more particularly in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated March 30, 2011 by and among Sovereign - Emerald Crest Capital Partners II, LP, Pacific Specialty Insurance Company (collectively the “Senior Lenders”) and Emerald Crest Management Company, LLC, as agent for the Senior Lenders (“Agent”),  IU HOLDINGS, LP (“Tier 2 Junior Lender”), IU INVESTMENTS, LLC (“Tier 3 Junior Lender”), INTERNET UNIVERSITY, INC. (“Internet University”), MARC BLUMBERG (“Blumberg”), and MARC A. PICKREN (“Pickren”, and collectively with Internet University and Blumberg, the “Tier 4 Junior Lenders”), INTERNET UNIVERSITY, INC. (a second time, “Tier 5 Junior Lender”), NED B. TIMMER (“Tier 6 Junior Lender” or “Timmer”), and the party identified as “Lender” below (“Tier 7 Junior Lender”), as defined as to all in the Subordination Agreement.  Lender’s loan and security interest has no seniority over any of the above.  Each holder of this instrument (“Promissory Note”), by its acceptance hereof, agrees (i) to be bound by the Subordination Agreement and (ii) that if and to the extent any conflict exists between the terms of this instrument and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall govern and control.

AMENDMENT NO. 1 TO PROMISSORY NOTE

AMENDMENT NO. 1 TO PROMISSORY NOTE, dated as of September 6, 2011 (this “Amendment”), between (a) CornerWorld Corporation, a Nevada corporation (the “Borrower”), and (b) Scott N. Beck (the “Lender”).

WITNESSETH:

WHEREAS, on March 30, 2011, the Borrower issued to the Lender its Promissory Note dated March 30, 2011, executed by the Borrower and payable to the order of the Lender in the original principal amount of $389,942 (the “Original Note,” and, as heretofore amended, as amended by this Amendment No. 1, and as the same may hereafter be amended from time to time, the “Promissory Note”).

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, and notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree as follows:

1.          Schedule A attached to the Promissory Note shall be and hereby is amended and restated in its entirety to read as set forth on Schedule A attached to this Amendment.

2.          The Borrower hereby authorizes the Lender, and the Lender hereby agrees, to cause the following legends to be clearly, conspicuously and prominently inserted on the original of the Promissory Note, in each case following the signature of the Borrower:

“This Note has been amended by Amendment No. 1 to Promissory Note dated as of September 6, 2011, between CornerWorld Corporation, as maker of this Note and “Borrower” defined therein, and Scott Beck, as the then holder of this Note and “Lender” defined therein (“Amendment No. 1”), the provisions of which are incorporated by reference for all purposes of this Note, and each holder of this Note, by its acceptance hereof, irrevocably agrees to be bound by the provisions of Amendment No. 1.”

The Lender further agrees (a) to cause executed counterparts (or copies of executed counterparts) of Amendment No. 1 to be stapled or otherwise firmly affixed to the Original Note, and (b) to furnish a copy of the Original Note, with such legends so inserted and with such counterparts or copies of Amendment No. 1 so attached, to Borrower promptly after the Lender’s receipt of a fully executed counterpart of this Amendment.

3.          All of the terms and provisions of the Original Note, as amended by this Amendment No. 1, remain in full force and effect.  The Borrower hereby agrees that the amendments herein contained shall in no manner affect or impair the indebtedness evidenced by the Promissory Note, the obligation of the Borrower to make payment of the principal of and interest on the indebtedness evidenced by the Promissory Note in strict accordance with the face and tenor of the Promissory Note, or any of the liens or security interests securing such payment and performance.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

IN WITNESS WHEREOF, the parties hereto have duly executed this Note the day and year first above written.

CORNERWORLD CORPORATION

By: /s/ V. Chase McCrea III
Name: V. Chase McCrea III
Title: Chief Financial Officer

Address: 13101 Preston Road Suite 100 Dallas, Texas 75240

By: /s/ Scott N. Beck
Name: Scott N. Beck
An individual

Schedule A

Scheduled Payment Date	Amount

April 30, 2011	$12,746
May 31, 2011	$12,746
June 30, 2011	$12,746
July 31, 2011	$12,746
February 29, 2012	$12,746
March 31, 2012	$12,746
April 30, 2012	$12,746
May 31, 2012	$12,746
June 30, 2012	$12,746
July 31, 2012	$12,746
August 31, 2012	$12,746
September 30, 2012	$12,746
October 31, 2012	$12,746
November 30, 2012	$12,746
December 31, 2012	$12,746
January 31, 2013	$12,746
February 28, 2013	$12,746
March 31, 2013	$12,746
April 30, 2013	$12,746
May 31, 2013	$12,746
June 30, 2013	$12,746
July 31, 2013	$12,746
August 31, 2013	$12,746
September 30, 2013	$12,746
October 31, 2013	$12,746
November 30, 2013	$12,746
December 31, 2013	$12,746
January 31, 2014	$12,746
February 28, 2014	$12,746
March 31, 2014	$20,308